Wildermuth Endowment Fund

Supplement dated December 8, 2021 to the Wildermuth Endowment Fund Class A Shares and Class C

Shares prospectus and the Class I Shares prospectus, each dated April 30, 2021 and to the Statement of Additional Information (“SAI”) of the Class A, Class C and Class I Shares of the

Wildermuth Endowment Fund dated April 30, 2021

Fund Name Changes

Effective December 10, 2021, the name of the Trust, the Wildermuth Endowment Fund, and the name of the Fund, the Wildermuth Endowment Fund are each hereby changed to the Wildermuth Fund.

As of the date indicated, all references to the name of the Trust and the name of the Fund in the Prospectus and SAI are hereby deleted and replaced with the Wildermuth Fund.

Primary Benchmark Change

Also, effective December 10, 2021, the Fund changed it primary benchmark from the S&P 500 Index to the S&P Small Cap 600 Index. The S&P Small Cap 600 Index tracks small and microcap equities, which is more closely aligned with the investments in the Fund’s portfolio.

Investors Should Retain This Supplement for Future Reference